Exhibit 32.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL
FINANCIAL OFFICER PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, James C. Stewart, the Chairman and Chief Executive Officer of Keane Group, Inc. (the “Company”), and Gregory L. Powell, the President and Chief Financial Officer of the Company, hereby certify that, to their knowledge:
1. The Quarterly Report on Form 10-Q for the quarter ended September 30, 2017 of the Company (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 6, 2017	By:	/s/ James C. Stewart
James C. Stewart
Chairman and Chief Executive Officer
(Principal Executive Officer)

Date: November 6, 2017	By:	/s/ Gregory L. Powell
Gregory L. Powell
President and Chief Financial Officer
(Principal Financial Officer)